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For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  MarkWest Energy Partners, L.P. 4.5% due 07/15/2023
2.	Date of Purchase:  01/07/2013 3.  Date offering commenced:  01/07/2013
4.	Underwriters from whom purchased: Barclays Capital Inc.
5.	Affiliated Underwriter managing or participating in syndicate:  UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $8,000,000
(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
$1,000,000,000.00
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1.25%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).				    x
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		    x
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.		    x
d.	The underwriting was a firm commitment underwriting. 	    x
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.			    x
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	    x
g.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.			    x
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date: 1/9/2013

Print Name: John Hwang


For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management
(Americas) Inc..
1.	Issuer:  Lear Corporation 4.75% due 01/15/2023
2.	Date of Purchase:  01/14/2013 3.  Date offering
commenced:  01/14/2013
4.	Underwriters from whom purchased: Citigroup Global Markets
Hldgs.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:  $2,000,000 firmwide
7.	Aggregate principal amount or total number of shares
of offering: $500,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1.313125%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					    x
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBs).
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.						    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		    x
e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		    x
h.	The issuer of the securities and any predecessor
has been in continuous operation for not less than three years.	    x
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
25% of the principal amount of the offering.			    x
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase. 					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:1/16/2013
Print Name: John Hwang

For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Revlon Consumer Products 5.75% due 02/15/2021
2.	Date of Purchase:  02/05/2013 3.  Date offering commenced:  02/05/2013
4.	Underwriters from whom purchased: Citigroup Global Markets Hldgs.
5.	Affiliated Underwriter managing or participating in syndicate:  UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $3,000,000 firmwide
7.	Aggregate principal amount or total number of shares of offering:
$500,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1.75%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.				 	    x
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBs).			    x
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.						    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		    x
e.	The securities were purchased at a price not more than the
price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.
g.	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar
securities during the same period.				    x
h.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		    x
i.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of
the principal amount of the offering.				    x
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase. 					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:2/16/2013
Print Name: John Hwang
For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  TRW Automotive Inc. 4.5% due 03/01/2021
2.	Date of Purchase:  02/25/2013 3.  Date offering commenced:
02/25/2013
4.	Underwriters from whom purchased: Bank of America Securities
5.	Affiliated Underwriter managing or participating in syndicate:  UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$5,000,000 firmwide
7.	Aggregate principal amount or total number of shares of offering:
$400,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1.375%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.				 	    x
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBs).			    x
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.						    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		    x
e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.	    x
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.			    x
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	    x
i.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.			    x
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase. 					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:2/26/2013
Print Name: John Hwang
For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Equinix, Inc. 5.375% due 04/01/2023
2.	Date of Purchase:  02/28/2013 3.  Date offering commenced:
02/28/2013
4.	Underwriters from whom purchased: JP Morgan Securities
5.	Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$12,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
$1,000,000,000.00
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1.2%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
2(a)(16) of the 1940 Act).					    x
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).			    x
c.	The securities purchased at a price not more then the price
paid by each other purchaser in the offering.			    x
d.	The underwriting was a firm commitment underwriting. 	    x
e.	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar
securities during the same period.				    x
f.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		    x
g.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of
the principal amount of the offering.				    x
h.	No Affiliated Underwriter benefited directly or indirectly
from the purchase.					    	    x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date: 3/4/2013

Print Name: John Hwang

For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management
(Americas) Inc..
1.	Issuer:  Intl Lease Finance Corp 3.875% due 04/15/2018
2.	Date of Purchase:  03/06/2013 3.  Date offering commenced:
03/06/2013
4.	Underwriters from whom purchased: JP Morgan Securities
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$9,999,600 (Firmwide)
7.	Aggregate principal amount or total number of shares of
offering: $749,970,000.00
8.	Purchase price (net of fees and expenses):$99.996
9.	Initial public offering price: $99.996
10.	Commission, spread or profit:  .75%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
2(a)(16) of the 1940 Act).					    x
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		    x
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.		    x
d.	The underwriting was a firm commitment underwriting. 	    x
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.			    x
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	    x
g.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.			    x
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.					    x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date: 3/7/2013
Print Name: John Hwang

For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management
(Americas) Inc..
1.	Issuer:  Petrologistics LP/Fin 6.25% due 04/01/2020
2.	Date of Purchase:  03/22/2013 3.  Date offering commenced:
03/22/2013
4.	Underwriters from whom purchased: Morgan Stanley & Co.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$2,000,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering: $365,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  2%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					    x
b.	The securities are sold to persons reasonably believed to
be qualified institutional buyers (QIBs).			    x
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.					    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		    x
e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.	    x
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		    x
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	    x
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
25% of the principal amount of the offering.			    x
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase. 					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:4/1/2013
Print Name: John Hwang
For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management
(Americas) Inc..
1.	Issuer:  Lear Corporation 4.75% due 01/15/2023
2.	Date of Purchase:  01/14/2013 3.  Date offering commenced:
01/14/2013
4.	Underwriters from whom purchased: Citigroup Global Markets
Hldgs.
5.	Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$2,000,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering: $500,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1.313125%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					    x
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBs).			    x
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.					    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		    x
e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.	    x
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		    x
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	    x
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
25% of the principal amount of the offering.			    x
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase. 					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:1/16/2013
Print Name: John Hwang

For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management
(Americas) Inc..
1.	Issuer:  CVR Ref LLC/Coff Fin Inc. 6.5% due 11/01/2022
2.	Date of Purchase:  10/10/2012  3.  Date offering commenced:
10/10/2012
4.	Underwriters from whom purchased: CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$4,000,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering: $500,000,000.00
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1.5%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					    x
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBs).			    x
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.						    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).			    x
e.	The securities were purchased at a price not more than the
price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.	    x
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.			    x
h.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		    x
i.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.			    x
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase. 					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:10/16/2012
Print Name: John Hwang
For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management
(Americas) Inc..
1.	Issuer:  WMG Acquisition Corp 6% due 01/15/2021
2.	Date of Purchase:  10/24/2012 3.  Date offering commenced:
10/24/2012
4.	Underwriters from whom purchased: CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$5,000,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering: $500,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  1%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					    x
b.	The securities are sold to persons reasonably believed to
be qualified institutional buyers (QIBs).			    x
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.						    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).			    x
e.	The securities were purchased at a price not more than the
price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.	    x
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.			    x
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	    x
i.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.			    x
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase. 					    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:11/14/2012
Print Name: John Hwang
For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas)
Inc..
1.	Issuer:  CyrusOne LP/CyrusOne Finance 6.375% due 11/15/2022
2.	Date of Purchase:  11/06/2012 3.  Date offering commenced:
11/06/2012
4.	Underwriters from whom purchased: Barclays Capital Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$5,000,000 firmwide
7.	Aggregate principal amount or total number of shares of offering:
$525,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  2%
11.  Have the following conditions been satisfied?		   YES	   NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					    x
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBs).			    x
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.						    x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).			    x
e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any
concurrent offering.						    x
f.	The underwriting was a firm commitment underwriting.	    x
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.			    x
h.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		    x
i.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.			    x
j.	No Affiliated Underwriter benefited directly or indirectly
from the purchase. 						    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:11/14/2012
Print Name: John Hwang
For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Arch Coal Inc. 9.875% due 06/15/2019
2.	Date of Purchase:  11/14/2012 3.  Date offering commenced:
11/14/2012
4.	Underwriters from whom purchased: Bank of America Securities
5.	Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$4,796,700 firmwide
7.	Aggregate principal amount or total number of shares of
offering: $359,752,500
8.	Purchase price (net of fees and expenses):$95.934
9.	Initial public offering price: $95.934
10.	Commission, spread or profit:  1.985%
11.  Have the following conditions been satisfied?		    YES	    NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					     x
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBs).
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.					     x
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		     x
e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any
concurrent offering.						     x
f.	The underwriting was a firm commitment underwriting.	     x
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.			     x
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	     x
i.	The amount of such securities purchased by the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.			     x
j.	No Affiliated Underwriter benefited directly or indirectly
from the purchase. 						     x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:11/15/2012
Print Name: John Hwang
For period ending May 31, 2013
Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  EPE Holdings LLC/EP Energy BondCo Inc. 8.125%/8.875%
due 12/15/17
2.	Date of Purchase:  12/18/2012 3.  Date offering commenced:
12/18/2012
4.	Underwriters from whom purchased: Citigroup Global Markets
Hldgs.
5.	Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$2,985,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering: $342,250,000
8.	Purchase price (net of fees and expenses):$99.50
9.	Initial public offering price: $99.50
10.	Commission, spread or profit:  1.5%
11.  Have the following conditions been satisfied?		     YES    NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.					      x
b.	The securities are sold to persons reasonably believed to
be qualified institutional buyers (QIBs).			      x
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.						      x
d.	The securities were purchased prior to the end of the first
day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).			      x
e.	The securities were purchased at a price not more than the
price paid by each other purchaser in the offering or any concurrent
offering.							      x
f.	The underwriting was a firm commitment underwriting.	      x
g.	The commission, spread or profit was reasonable and fair in   x
relation to that being received by others for underwriting similar
securities during the same period.				      x
h.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		      x
i.	The amount of such securities purchased by the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal
amount of the offering.						      x
j.	No Affiliated Underwriter benefited directly or indirectly
from the purchase. 						      x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang	Date:12/19/2012
Print Name: John Hwang